EXHIBIT 32.1/EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Bio Medica Corporation (the “Company”) on Form 10-K for the period ending December 31, 2013 as filed with the Securities and Exchange Commission on March 31, 2014 (the “Report”), I, Melissa A. Waterhouse, Interim Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Melissa A. Waterhouse

Melissa A. Waterhouse

Interim Chief Executive Officer/Interim Chief Financial Officer

Interim Principal Executive Officer/Principal Financial Officer

Interim Principal Accounting Officer

March 31, 2014